September 2015 1 Exhibit 99.1

2

What’s New?
•
Completed Acquisition of Bio-Reference Laboratories August 20,
2015
•
Acquired EirGen
Pharma, a Growing, Profitable Specialty
Pharmaceutical Developer and Manufacturer
•
Rayaldee™
PDUFA
Date
–
March
29,
2016
•
4Kscore®
Included
in
NCCN
Guidelines
-
CPT
Code
Became
Active
on
July
1,
2015
–
Company
Began
Billing
Insurance
for
the
Test
•
Enrolling
Patients
for
Long-Acting
Factor
VIIa-CTP
Phase
IIa
Clinical Trial to Commence Q4
3

A High-Growth Diversified Medical Products Company
-
Innovative technologies:
Antibodies
Anti-virals
Cardiovascular devices
RNAi
4
Diagnostics
-
Bio Reference Laboratories –
a unique clinical lab
-
4Kscore® blood test for aggressive prostate cancer risk
-
Claros 1® immunoassay system for rapid, lab quality in-office testing
Pharmaceuticals
-
Vitamin D therapeutics for SHPT
-
Platform technology to make peptides and proteins long-
acting for treatment of growth hormone deficiency,
hemophilia, obesity, etc.
-
Calcium-free, magnesium-based phosphate binder
Opportunistic
Investments
-
Established businesses in:
United States
Chile
Spain
Uruguay
Israel
Mexico
International
Markets
Ireland

Acquired EirGen Pharma, Ltd.
•
Developer of High Potency Specialty Pharmaceutical Products
–
Growing, profitable and cash flow positive
–
Cancer chemotherapy and other niche, high potency drugs require special expertise and infrastructure -
significant barriers to entry
•
Rich Pipeline of Products
–
10 product applications filed with the FDA, 3 approved, 4 filings in
Europe, all approved, and 5 in Japan, 4 approved
–
Over 27 additional drugs in development
–
Opportunities to commercialize products through OPKO operations world-wide
•
Product registrations by OPKO Chile with others expected
•
State-of-the-Art High Containment R&D and Manufacturing Facility
–
Approved by the FDA, EMEA (European Health Authorities) and PMDA
(Japan)
–
Potential to manufacture OPKO’s current and future products with resulting higher gross margins
•
Co-Founded by Former IVAX Pharmaceuticals Executives
5

Bio-Reference is a Unique Clinical Lab Asset –
Acquisition closed August 20, 2015
6
Demonstrated
strong,
consistent
organic
growth
-
21
years
of
~20%
compound
annual
revenue
growth
Created and expanded
franchises in multiple specialty markets including oncology, women’s health and genetics in lab testing and healthcare provider communities
Commercialized
innovations in clinical testing and informatics: GenPap, PanEthnic
Carrier Screen, OnkoSight, Genome DX, Next-Gen Clinical Testing, Whole Exome
Sequencing, PsiMedica
and CareEvolve
Positioned
itself securely on the cutting edge of Genetic Medicine through GeneDx
Built
a strong corporate culture with an outstanding industry leading medical and scientific team with long company tenure and strong commitment to BRLI
1
2

Transaction Rationale: Near-term
Extensive phlebotomy draw stations offer synergistic opportunity for efficient commercialization of 4Kscore test for high-grade prostate cancer
~175 BRLI patient service centers located throughout the US for collection of patient specimens
Leverage
the
national
marketing,
sales,
and
distribution
resources
of
BRLI
to
enhance
sales
of
OPKO’s diagnostic platforms
~420 sales and marketing personnel
~5,000 people working together to support the needs of clients and patients
Near-term profitability supports the development of existing pharmaceutical pipeline

Leverage BRLI’s channels to accelerate the adoption of OPKO’s diagnostic products
1

Transaction Rationale: Longer-term

Utilization of genomic data for personalized therapy
2
BRLI’s vast array of genetics and genomics data should benefit OPKO in its drug discovery and clinical trial programs
GeneDx
was
the
first
commercial
laboratory
to
offer
next
generation
sequencing
for
panels
Offers 620+ single gene tests along with numerous panel-based tests, including inherited cancers, to over 250 providers in 25 countries, many unique to GeneDx
Performs more whole exome testing than any other commercial laboratory in the world
OPKO’s research capabilities deepen the insights into the genetic information and further strengthen the GeneDx offering

Shared
Resources:
infrastructure
and
senior
management,
scientific
expertise
and
clinical
acumen
Unique
Specialty
Capabilities:
market
(product)
specific
expertise,
specialized
clinical
connection
and
applications
and
focused
product
managers
and
marketing
materials
Each Specialty Sales unit shares some resources but distinctly identifies itself by specialty
Target Markets:
•
Hematologists
•
Oncologists
•
Hospital Pathologists
Key Services:
•
Bone Marrow
Morphology
•
Flow Cytometry
•
Cancer Genetics
•
MicroArray, FISH
•
NextGen Seq
for Bloods
and Solid tumors
•
Special Coagulation
Studies
Oncology
Routine Clinical
Testing
Target Markets:
•
Physician Offices
•
Health Facilities
•
FQHCs
Key Services:
•
Automated, High
Volume, Routine
Testing
•
HIV, HepC
and
Other
Molecular Tests
•
GCI Informatics
•
Heart Health
•
Regulatory
Reporting
Women’s Health
Target Markets:
•
Obstetricians
•
Gynecologists
Key Services:
•
Image Directed Paps
•
HPV Genotyping
•
GenPap STI Testing
•
NonInvasive PreNatal
•
Reproductive
Genetics
•
Prenatal
Cytogenetics
•
Special Coagulation
Studies
Genetics
Target Markets:
•Geneticists
•Medical Centers
•Children’s
Hospitals
•Clinicians with
Specialties Affected
by Genetics
Key Services:
•DNA Sequencing
•aCGH
Array Testing
•NextGen
Sequencing
Laboratorio
Buena
Salud
Target Markets:
•
Medical Clinics
•
Diabetes Programs
•
Latino Physicians
Key Services:
•
Automated, High
Volume, Routine
Testing
•
GCI Informatics
•
HIV, HepC
and
Other
Molecular Tests
•
Formularies
•
Regulatory
Reporting
Bio-Reference has Developed Capability in
Specialty Areas

The 4Kscore Test as a Minimally Invasive
Alternative to Prostate Biopsy
Clinical utility is based on three decades of clinical biomarker research and over 20,000 men tested in Europe and the US
Identifies
the
actual
risk
of
aggressive
prostate
cancer
for
the
individual
patient
with:
High grade prostate cancer pathology
Poor prostate cancer clinical outcomes within 20 years
Has
high
sensitivity
and
high
negative
predictive
value
for
aggressive
prostate
cancer
40–56% cost savings to potentially avoid unnecessary MRI and prostate biopsies
The
only
blood
test
that
accurately
identifies
risk
for
aggressive
prostate
cancer

1 million U.S. biopsy patients per year; over 2 million patients world-wide

What is the 4Kscore Test?

+
Age, DRE, and
prior biopsy
status
% risk of having
aggressive
prostate cancer
for an individual
patient
Components
Components
OPKO
{
4 kallikrein levels:
Total PSA
Free PSA
Intact PSA
hK2
Results
Results
OPKO ALGORITHM

Monitor w
PSA
or PCA3, ConfirmMDx
OncotypeDx
or Prolaris
100,000
Standard TRUS or
mp
MRI-Guided Biopsy
Negative Biopsy
Histopathology
55,000
25,000
Gleason score 6
Histopathology
Biopsy Result
Primary Treatment
Surgery / Radiation
Gleason score
7
Histopathology
20,000
140,000
Abnormal PSA or DRE
700,000
PSA Screenings
12,000 with Confirmed
Indolent Disease
Active
Surveillance
7,500
Primary Treatment
Surgery / Radiation
17,500

4,000 Serious
Infections

Monitor w
PSA
if abnormal, 4Kscore
Biopsy Result
Primary Treatment
Surgery / Radiation
Active
Surveillance
Primary Treatment
Surgery / Radiation
Negative Biopsy
Histopathology
Gleason score
7
Histopathology
Gleason score 6
Histopathology
OncotypeDx
or Prolaris
Standard TRUS or
mp
MRI-Guided Biopsy
36% Biopsy
Reduction
$78M Savings
29% Reduction$16
M Savings
29% Reduction$146
M Savings
$143 M net savings / $1,400 per patient
100,000
Prostate Biopsy Patients
700,000
PSA Screenings

51% Reduction$22
M Savings

The
4Kscore
Test
Predicts
Metastases
Within
20
years¹
16%
<  2%
4Kscore Test
7.5%
4Kscore Test
7.5%
¹
Improving the Specificity of Screening for Lethal Prostate Cancer Using Prostate-specific
Antigen and a Panel of Kallikrein Markers: A Nested Case–Control Study
European Urology (in press)

4Kscore Commercial Update
•
4Kscore
ProtecT
study
published
–
over
6,000
subjects
–
Total now 22,000 subjects studied with 4K panel
•
Over 1,000 US urologists have used the 4Kscore test in
routine practice
•
American Urological Society Meeting in New Orleans
May,
2015
–
six
podium
or
poster
presentations
•
NCCN Early Detection Guidelines Published July 2015
•
Next milestone:
–
Medicare and private insurance coverage for test: 2015/16

Claros ® 1: Rapid Testing in the Physician Office 1-2 mins 10 mins 16 Quantitative Results Insert cassette into Claros®1 analyzer Snap cartridge into Sangia™ cassette Finger stick blood sample

Claros 1 Platform Addresses Large Testing Markets
•
PSA
–
US test volume: 30 million tests, $750 M
–
Intended use to focus on detection claim
–
Modular PMA filing with FDA in 2016
•
Other Test Menus in Development
–
Aligned with BRL specialty sales focus
•
Sectors
–
Oncology
–
Women’s Health
–
Health and Wellness

OPKO Pharmaceuticals–Advanced, Deep Pipeline

Product
Indication
Preclinical
Phase 1
Phase 2
Phase 3
Milestone
Market Size
Rayaldee™
(CTAP101)
SHPT
(CKD Stage 3-4
Patients)
PDUFA date
March 29,
2016
$12.0 BN
hGH-CTP
hGH deficiency
$3.0 BN
Alpharen™
(Fermagate)
Hyperphosphatemia
(CKD Stage 5 Patients)
$1.2 BN
Rolapitant
CINV
PDUFA date
September 5,
2015
$1.5 BN
CTAP201
Mild to moderate SHPT
(CKD Stage 5 Patients)
$1.1 BN
Factor VIIa-
CTP
Hemophilia
Phase 2a trial
expected in
4Q 2015
$1.7 BN
Oxyntomodulin
Diabetes, Obesity
Phase I trial
targeted for
Q1 2016
$15 BN
AntagoNAT
Platform
Cancer, CV, metabolic
and orphan disease
$1.0 BN
CYP24
Inhibitors
SHPT, CKD, cancer
$1.0 BN
Collaboration with Pfizer
Outlicensed to TESARO

Rayaldee
–
A Late-Stage Investigational Drug
•
Modified-release
(MR)
oral
formulation
of
25D
3
*
addresses
significant unmet market need
•
Safe and effective treatment for elevated PTH (SHPT) associated with low 25D levels in Stages 3–4 CKD
•
Achieves more reliable increases in serum 25D and reductions in plasma PTH than nutritional vitamin D
•
Lower
risk
of
side
effects
compared
to
active
1,25D
**
products
•
Preserves protective renal feedback mechanism, reducing
upregulation of CYP24 which limits effectiveness of current hormone replacement therapies
•
Additional potential for new indications including stage 5 CKD, institutionalized elderly, osteoporosis & cancer
19
Product Overview
Product Overview
* 25-Hydroxyvitamin D3
or Calcifediol
** 1,25-Dihydroxyvitamin D3
or Calcitriol

Market Opportunity: Chronic Kidney Disease (US)
•
The CKD patient population is large and growing as a result of:
–
Obesity
–
Hypertension
–
Diabetes
20
*US Renal Data Service 2013 Annual Data Report
Sources: Levin, A et al., Kidney International 2007; 71: pp.31-38; Gonzalez, E et al. Am J Nephrol 2004;24:503-510; LaClair, R et al. Am J Kidney Dis 2005;45:1026-1033;
Tentori, F et al., Clin J Am Soc Nephrol 2015; 10:98-109
% of CKD Patients with
Stage
Kidney Function
CKD Prevalence
Vitamin
D
Insufficiency
(
25D)
SHPT
(
PTH)
Hyperphosphatemia
(
Phosphorus)
3
Moderate
impairment
18.7 Million*
71%
40%
37%
4
Severe impairment
1.4 Million*
83%
82%
50%
5
Failure
0.5 Million*
97%
95%
70%

Comparison of Vitamin D Therapies for Stage 3-4 CKD
Effect on Blood Levels of:
Drug
Active
Type
25D
**
Ca
iPTH
Rayaldee
Calcifediol
(25-hydroxyvitamin
D3)
Rx
Vitamin D
Cholecalciferol/Ergocalciferol
(vitamin
D3/vitamin D2)
OTC
Drisdol
™*
Ergocalciferol
(vitamin
D2)
Rx
Rocaltrol
™*
Calcitriol
(1a,25-dihydroxyvitamin
D3)
Rx
Hectorol
™*
Doxercalciferol
(1a-hydroxyvitamin
D2)
Rx
Zemplar
™*
Paricalcitol
(19-nor-1a,25-dihydroxyvitamin
D2)
Rx
*And generics
**25-hydroxyvitamin D

Rayaldee
-
Commercial Opportunity
Source: BioTrends
Research Group, Inc. December 2013
Untreated
26-44%
Vitamin D
Hormone
14-25%
Nutritional
Vitamin D
39-44%
Untreated
31-47%
Safety concerns;
exacerbates vitamin D
insufficiency
Efficacy Concerns
Stage 3 & 4 CKD Treatment
for SHPT
Rayaldee is expected to take significant market share in Stage 3 and 4 CKD patients suffering
from
SHPT
–
a
potential
$12
billion
revenue
opportunity

Rayaldee Top-Line Phase 3 Data: Plasma iPTH 23

Rayaldee Top-Line Phase 3 Data: Serum 25D 24

Rayaldee
Top-Line Phase 3 Data: Serum Ca
& P
25
* Significantly different from placebo, p < 0.05
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
0
4
8
12
16
20
24
28
32
36
40
44
48
52
Time (Weeks)
Placebo
Placebo to Modified-Release Calcifediol
Modified-Release Calcifediol
Modified-Release Calcifediol Continuation
Placebo-Controlled
Extension
Serum Calcium
Serum Phosphorus
*
*
*
*
*
*
*

Rayaldee –
Steps to Commercialization
•
NDA  filing (accepted for full FDA review) in late July
•
Marketing & sales management team to be hired in Q3-Q4 2015
•
PDUFA date:  March 29, 2016
•
Launch expected within 3 months of PDUFA date
•
Initial line extension plans:
–
Additional phase 3 clinical trial(s) planned in stage 5 CKD
–
Initial clinical trial ongoing for new oncology indication
–
Other indications being evaluated

OPKO Biologics: Extends the Half-Life of
Protein Drugs
•
Significant reduction in injection frequency
•
Safety profile comparable to non-modified active therapeutic agents
•
Potential expanded prophylactic uses with longer half life agents, in addition to short-term treatment
•
Maintain drug bio-activity
27
Reversible Pegylation
Technology
CTP Technology
Developing biobetter
long acting proteins and peptides

CTP Increases Protein Circulation Time 28 + = Any Short-Lasting Protein CTP Long-Lasting Protein CTP – A Natural Chemical Entity Created During Evolution to Enhance Longevity of the Hormone hCG

Global Collaboration with Pfizer for OPKO’s Long-
Acting Human Growth  Hormone (hGH-CTP)

Collaboration Terms:
–
$295 M up-front payment
–
$275 M for achievement of regulatory based milestones
–
OPKO responsible for funding development program for the key indications:
•
Adult and Pediatric Growth Hormone Deficiency (GHD)
•
Pediatric Short for Gestational Age
–
Pfizer responsible for funding:
•
Development programs for additional indications
•
All Post Marketing Studies
•
All Commercialization Activities
–
Initial double digit tiered royalties on sales of Adult GHD
–
Profit sharing commencing upon launch for Pediatric GHD
encompassing combined sales for all indications of OPKO’s hGH-CTP and Pfizer’s Genotropin
–
Pfizer Genotropin
represents about 25% of the world market with
annual revenues exceeding $700 M
Financial
Commercial
Development

hGH-CTP Competitive Advantages
•
New molecular entity and maintain natural native sequence of GH
•
Human growth hormone is used for:
–
Growth hormone deficient children
–
Growth hormone deficient adults
–
SGA, PWS, ISS
•
Once-a-week injection (current products require daily injections)
•
Final Presentation:
–
The drug product will be a refrigerated, liquid non viscous formulation
–
Injected using a disposable easy to handle pen device with a thin needle and low injection volume
•
Pivotal Phase 3 study in growth hormone deficient adults (on-going)
•
Phase 2 study in naive growth hormone deficiency pediatric
population has been completed
•
Orphan drug designation in the US & EU for the treatment of children
& adults with GHD

Daily hGH
Market is $3B, Undifferentiated and Growing

Established and growing
Established and growing
Fragmented
Fragmented
Daily 2013
Daily 2018
Long-acting potential
market
Projected market growth
Projected market growth
Competition based on history,
service and device innovation
Competition based on history,
service and device innovation
$3B+
~$4B
Pediatric
GHD
Pediatric
GHD
($1.5B)
Adult GHD
ISS, Turner
Syndrome
Other
80%
Source: Market Research 2013 & 2014
Novo Nordisk
(Norditropin)
31%
Pfizer
(Genotropin)
23%
Eli Lilly
(Humatrope)
12%
Sandoz
(Omnitrope)
8%
Merck KGaA
(Saizen,
Serostim)
8%
Roche
(Nutropin)
12%
Others
6%

MOD-5014: Long-acting Factor VIIa
for Hemophilia A & B
•
$1.7 billion market
–
Growing 7% annually
–
Only 25% of patients are treated
•
Current product (NovoSeven®) requires frequent  IV  doses
–
3-4  times a day during bleeding episodes
–
1-2  times a day for prophylactic treatment
•
Pharmacological
studies
in
hemophilic
mice
and
dogs
FVIIa-CTP
demonstrated:
–
Potential for via subcutaneous administration
–
Reduced frequency of injection during on-demand therapy
–
Enable prophylactic treatment while reducing the frequency of injections to 2-3 times a week
•
Phase 2a study to Commence Q4
•
Orphan drug designation in the US and EU

Oxyntomodulin
–
Nature’s Appetite Control Mechanism
•
Natural appetite suppressor
•
Oxyntomodulin
is a dual GLP-1/Glucagon
receptor agonist
•
Secreted by the digestive system following
food intake and induces satiety in the brain
•
Crosses blood-brain barrier to induce
satiety
•
Increases glucose tolerance in insulin
resistance pre-diabetic state associated
with
obesity
33
Development challenge:  Oxyntomodulin has short half-life which requires multiple daily injections
OPKO solution:  MOD-6030, a reversible PEG
30
formulation which provides 12-fold reduction in dosing frequency

MOD 6031: Meets Unmet Market Need
•
MOD-6031 significantly inhibits food intake and reduces body weight by reduction in fat
•
MOD-6031 improves glycemic control by inducing glucose
dependent insulin secretion (direct mechanism) and by reducing fat
(indirect mechanism)
•
MOD-6031 improves lipid profile
•
MOD-6031 is expected to provide effective long-term therapy for obese and type II diabetes patients
•
A battery of comprehensive toxicological studies have been
completed confirming the safety of MOD-6031 following a single injection
•
Phase 1 study evaluating the safety and pk-pd
profile of  MOD-6031
in overweight or obese health volunteers is scheduled to be initiated in early Q1 2016

Rolapitant
–
Potential Near-Term Revenue Driver
•
Rolapitant
out-licensed to Tesaro
in December 2010
–
Payments of up to $121 million
–
Double-digit tiered royalties
•
Differentiated cancer supportive care product with $1.5B US Market
Opportunity
–
Potent neurokinin-1(NK-1) receptor antagonist for chemotherapy-induced nausea and vomiting (CINV)
–
Opportunity to differentiate on convenience, market access and safety
•
Single dose
•
Lack of CYP 3A4 drug-drug interactions
•
Long acting
•
Oral and IV formulations allow full market access
•
PDUFA Date September 5, 2015
–
All three Phase 3 trials (MEC* and HEC**) achieved primary endpoint
–
Primary endpoint: complete response (no emesis and no use of rescue medication)
–
Third Phase 3 trial (HEC) also achieved all secondary endpoints, including:
•
Complete response in acute (0-24 hrs) and overall (0-120 hrs) phase of CINV
•
No significant nausea
–
Successful completion of bioequivalence study for intravenous formulation

¹ Moderately emetogenic chemotherapy
² Highly emetogenic chemotherapy

Strategic Investments
•
ARNO Therapeutics, Inc. (OTC: ARNI) (~4% equity interest)
–
Anti-progestin therapy for breast (phase 2) , endometrial and prostate cancers
•
Zebra Biologics, Inc. (~27% equity interest)
–
Combinatorial antibody libraries based on function in human cell screens
•
OAO Pharmsynthez (MICE: LIFE) (~17% equity interest)
–
Russian developer and marketer of new drugs
•
RXi
Pharmaceuticals Corporation (NASDAQ: RXII) (~10% equity interest)
–
sRNA
to prevent hypertrophic scars  (phase 2)
•
Cocrystal
Pharma, Inc. (OTC: COCP) (~8% equity interest)
–
New anti-virals
(Hepatitis C, flu) superior molecules for combination therapy (pan-genotypic)
•
Sevion
Therapeutics, Inc. (OTC:  SVON) (~ 4% equity interest*)
–
Antibodies against difficult targets (e.g., G protein-coupled receptor, ion channels)
•
Neovasc, Inc. (NASDAQ: NVCN) (~ 5% equity interest)
–
Cardiology devices (transcutaneous mitral valve)
•
ChromaDex, Inc. (OTC: CDXC) (~ 2% equity interest)
–
New nutritional supplement APIs
•
MabVax
Therapeutics Holdings, Inc. (OTC: MBVX) (~7% equity interest)
–
Cancer Immunotherapy Company
•
SciVac
Therapeutics, Inc (TSX: VAC) (~25% equity interest)
–
Third-generation hepatitis B vaccine
As of June 30, 2015
Proprietary Technologies
with Significant
Upside Potential
36